UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 9, 2005
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)
5757 N. Green Bay Avenue, P.O. Box 591
Milwaukee, Wisconsin 53201-0591
(Address of principal executive offices, including zip code)
(414) 524-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On August 9, 2005, Johnson Controls, Inc. (the “Company”) filed its amended segment disclosures with the United States Securities and Exchange Commission as previously announced in the Company’s Form 8-K dated July 21, 2005. Incorporated herein by reference as Exhibit 99, is the Company’s Net sales and Operating income by reportable segment for each fiscal quarter in the year ended September 30, 2004, and each fiscal quarter in the nine months ended June 30, 2005.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits:
99 Johnson Controls, Inc. Quarterly Segment Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
BY: /s/ R. Bruce McDonald
R. Bruce McDonald
Vice President and Chief Financial Officer

Date: August 9, 2005

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